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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.      )

Filed by the Registrant /x/
Filed by a Party other than the Registrant / /
Check the appropriate box:
/ /	Preliminary Proxy Statement
/ /	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
/ /	Definitive Proxy Statement
/x/	Definitive Additional Materials
/ /	Soliciting Material Pursuant to §240.14a-12
City National Corporation
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

/x/	No fee required.
/ /	Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.
	(1)	Title of each class of securities to which transaction applies:
	(2)	Aggregate number of securities to which transaction applies:
	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
	(4)	Proposed maximum aggregate value of transaction:
	(5)	Total fee paid:
/ /	Fee paid previously with preliminary materials.
/ /
Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
	(1)	Amount Previously Paid:
	(2)	Form, Schedule or Registration Statement No.:
	(3)	Filing Party:
	(4)	Date Filed:
Reg. § 240.14a-101. Notes:
	A.	Where any item calls for information with respect to any matter to be acted upon and such matter involves other matters with respect to which information is called for by other items of this schedule, the information called for by such other items shall also be given. For example, where a solicitation of security holders is for the purpose of approving the authorization of additional securities which are to be used to acquire another specified company, and the registrants' security holders will not have a separate opportunity to vote upon the transaction, the solicitation to authorize the securities is also a solicitation with respect to the acquisition. Under those facts, information required by Items 11, 13 and 14.

 Explanatory Note

The definitive proxy card filed with the proxy statement inadvertently omitted the names of the nominees. The following proxy card includes the names of the nominees.

CITY NATIONAL CORPORATION
PROXY FOR ANNUAL MEETING OF STOCKHOLDERS—APRIL 23, 2003
THIS PROXY IS BEING SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF THE CORPORATION

        The undersigned hereby acknowledges receipt of the Notice of Annual Meeting and Proxy Statement, each dated March 24, 2003, and hereby appoints Frank P. Pekny, Michael B. Cahill and Heng W. Chen, or each of them acting individually, and each with power of substitution, as proxy of the undersigned to attend the Annual Meeting of Stockholders of CITY NATIONAL CORPORATION on April 23, 2003, at 4:30 p.m., and any adjournments or postponements thereof, and to vote the number of shares the undersigned would be entitled to vote if personally present on the following:

(1)
ELECTION OF DIRECTORS
☐	FOR all the nominees listed below to serve as Class I directors for a term of three years (EXCEPT AS MARKED TO THE CONTRARY BELOW)
☐	WITHHOLD AUTHORITY to vote for all nominees listed below
George H. Benter, Jr. Kenneth L. Coleman Peter M. Thomas Andrea L. Van de Kamp
INSTRUCTION: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE, WRITE THAT NOMINEE'S NAME ON THE SPACE PROVIDED BELOW.

(2)
In their discretion, upon all other matters as may properly be brought before the annual meeting or any adjournments thereof.

THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS AND WILL BE VOTED AS SPECIFIED ABOVE. IF NO SPECIFICATION IS MADE, THIS PROXY WILL BE VOTED "FOR" THE NOMINEES FOR ELECTION AS DIRECTORS NAMED ABOVE.

(CONTINUED, AND TO BE SIGNED, ON THE OTHER SIDE)

        Please complete, sign and mail this Proxy promptly in the enclosed addressed envelope which requires no postage if mailed in the United States.

Dated	, 2003

Signature of Stockholder(s)
(Please sign your name exactly as it appears hereon. In the case of stock held in joint tenancy, all joint tenants must sign. Fiduciaries should indicate title and authority.)

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Explanatory Note